UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 29, 2007

Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah		84095
(Address of principal executive offices)		(Zip Code)

(801) 253-1600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                REGULATION FD DISCLOSURE.

On March 29, 2007, Merit Medical Systems, Inc. (the “Company”) issued a press release entitled “Merit Medical Gives 2007 Sales and Earnings Guidance.”  The Company is furnishing this 8-K pursuant to Item 7.01, “Regulation FD Disclosure.”

The press release issued on  March 29, 2007 is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K. The registrant’s reports on Forms 10-K, 10-Q and 8-K, and other publicly available information, should be consulted for other important information about the registrant.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01                 FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit Number	Title of Document	Location

99.1	Press Release, dated March 29, 2007, entitled “Merit Medical Gives 2007 Sales and Earnings Guidance.”	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: March 29, 2007	By:	/s/ Kent W. Stanger
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated March 29, 2007, entitled “Merit Medical Gives 2007 Sales and Earnings Guidance.”